Scudder
High Yield
Tax Free Fund


Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

A fund that seeks to provide a high level of income, exempt from regular federal income tax, from an actively managed portfolio consisting primarily of investment-grade municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER      (logo)

                        Scudder High Yield Tax Free Fund

--------------------------------------------------------------------------------
Date of Inception:  1/22/87  Total Net Assets as of      Ticker Symbol:  SHYTX
                              6/30/98: $377 million
--------------------------------------------------------------------------------

o Scudder High Yield Tax Free Fund's 30-day net annualized SEC yield was 4.34% as of June 30, 1998. For investors in the two highest federal tax brackets of 36% and 39.6%, the Fund's yield was equivalent to a fully taxable 6.78% and 7.19%, respectively.

o The Fund received five stars from Morningstar, reflecting the highest possible rating for risk-adjusted performance through June 30, 1998.*

o For one-, three-, and ten-year periods, the Fund's total returns placed it in the top 20% of performance among similar municipal bond funds as tracked by Lipper Analytical Services. Please see page 6 for additional Lipper performance information.



                                Table of Contents

   3  Letter from the Fund's President     18  Financial Statements
   4  Performance Update                   21  Financial Highlights
   5  Portfolio Summary                    22  Notes to Financial Statements
   6  Portfolio Management Discussion      24  Officers and Trustees
   9  Glossary of Investment Terms         25  Investment Products and Services
  10  Investment Portfolio                 26  Scudder Solutions


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three- and five-year performance and four stars for ten-year performance, and was rated among 1549, 860, and 349 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.


                      2 - Scudder High Yield Tax Free Fund

                        Letter from the Fund's President
Dear Shareholders,

     We are pleased to report to you on Scudder High Yield Tax Free Fund's performance over its most recent six-month period ended June 30, 1998. The Fund posted a 4.34% 30-day net annualized SEC yield as of June 30, equivalent to a taxable yield of 7.19% for investors in the top federal tax bracket, and earned a five-star Morningstar rating. In addition, the Fund placed in the top 20% of similar tax-free funds tracked by Lipper for total return performance over one-, three-, and ten-year periods.

     Recent evidence indicates renewed investor interest in tax-exempt bonds. In part this traces to investors who are heavily invested in the stock market seeking to rebalance their portfolios. A recent example was the Long Island Power Authority's successful offering of $3.4 billion of municipal securities -- the largest ever -- which received bids for almost four times that amount from institutional and individual investors. We are confident that investors in higher tax brackets will continue to recognize the potential value of holding some portion of their portfolio in tax-exempt securities.

     For those of you interested in the newest Scudder offerings, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of foreign companies with high earnings growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. These two funds make Scudder among the first in the industry to offer funds that pursue long-term growth of capital internationally in both the growth and value styles of investing. Please see page 25 for more information on Scudder products and services.

     If you have any questions regarding Scudder High Yield Tax Free Fund or any other Scudder fund, please call Investor Relations at 1-800-225-2470 or visit Scudder's Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder High Yield Tax Free Fund


                      3 - Scudder High Yield Tax Free Fund

PERFORMANCE UPDATE as of June 30, 1998
----------------------------------------------------------------
FUND INDEX COMPARISONS
----------------------------------------------------------------
                            Total Return
Period          Growth     --------------
Ended             of                Average
6/30/98        $10,000   Cumulative  Annual
--------------------------------------------
SCUDDER HIGH YIELD TAX FREE FUND
--------------------------------------------
1 Year         $ 11,602      10.62%   10.62%
5 Year         $ 13,812      38.12%    6.67%
10 Year        $ 23,432     134.32%    8.89%

--------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX
--------------------------------------------
1 Year         $ 10,865       8.65%    8.65%
5 Year         $ 13,675      36.75%    6.46%
10 Year        $ 22,197     121.97%    8.30%
--------------------------------------------

-----------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended June 30

SCUDDER HIGH YIELD TAX FREE FUND
Year            Amount
----------------------
'88            $10,000
'89            $11,415
'90            $12,024
'91            $13,139
'92            $14,953
'93            $16,965
'94            $16,853
'95            $18,212
'96            $19,242
'97            $21,182
'98            $23,432

LEHMAN BROTHERS MUNICIPAL
BOND INDEX
Year            Amount
----------------------
'88            $10,000
'89            $11,138
'90            $11,898
'91            $12,969
'92            $14,498
'93            $16,232
'94            $16,260
'95            $17,694
'96            $18,869
'97            $20,430
'98            $22,197

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
RETURNS AND PER SHARE INFORMATION
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods Ended June 30


                      1989     1990     1991     1992     1993     1994     1995     1996     1997     1998
                   -----------------------------------------------------------------------------------------
NET ASSET VALUE...  $ 11.45  $ 11.18  $ 11.35  $ 11.92  $ 12.51  $ 11.52  $ 11.71  $ 11.69  $ 12.18  $ 12.79
INCOME DIVIDENDS..  $   .79  $   .76  $   .77  $   .74  $   .70  $   .66  $   .70  $   .68  $   .66  $   .66
CAPITAL GAINS
DISTRIBUTIONS.....  $    --  $   .11  $   .06  $   .19  $   .25  $   .26  $    --  $    --  $    --  $    --
FUND TOTAL
RETURN (%)........    14.15     5.33     9.28    13.80    13.46     -.66     8.07     5.65    10.08    10.62
INDEX TOTAL
RETURN (%)........    11.40     6.81     9.01    11.78    11.96      .20     8.82     6.64     8.27     8.65

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the Fund for the five year period would have been lower.

                      4 - Scudder High Yield Tax Free Fund

PORTFOLIO SUMMARY as of June 30, 1998
---------------------------------------------------------------------------
DIVERSIFICATION
---------------------------------------------------------------------------
Hospital/Health                          23%
Toll Revenue/Transportation              13%
Port/Airport Revenue                     10%
Electric Utility Revenue                  7%
Pollution Control/
Industrial Development                    7%
Core Cities/Lease                         7%
Project Revenue/Special Assessment        6%
State General Obligation                  6%
Housing Finance Authority                 6%
Sales and Special Tax                     4%
Miscellaneous Municipal                  11%
--------------------------------------------
                                        100%
--------------------------------------------
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Diversification remains an
important strategy for the Fund,
allowing us to spread risk over a
large number of sectors,
maturities, and geographic areas.

--------------------------------------------------------------------------
QUALITY
--------------------------------------------------------------------------
AAA                                      29%
AA                                        4%
A                                        13%
BBB                                      27%
Not Rated of Below BBB                   27%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average quality: A

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Because we feel that the
difference in yield between
higher and lower quality
municipal bonds is not large
enough at present to justify
taking on additional risk, we
de-emphasized lower quality
bonds and purchased additional
higher quality bonds during the
period.

--------------------------------------------------------------------------
EFFECTIVE MATURITY
--------------------------------------------------------------------------
Less than 1                               4%
1 - 5                                    16%
5 - 10                                   29%
10 - 20                                  49%
Greater than 20                           2%
--------------------------------------------
                                        100%
--------------------------------------------
Weighted average effective maturity: 9.81 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund sold some 8- to
10-year bonds and purchased
15-year bonds during the
period to take advantage of the
attractive yields offered by
longer-intermediate municipal
bonds.

For more complete details about the Fund's investment portfolio, see page 10. A monthly Investment Portfolio Summary and quarterly Portfolio Holdings are available upon request.


                      5 - Scudder High Yield Tax Free Fund

                         Portfolio Management Discussion
Dear Shareholders,

During a period marked by a heavy supply of municipal bonds as well as rising demand, the performance of municipal bonds was mixed over the six-month period ended June 30, 1998. Scudder High Yield Tax Free Fund provided a 2.65% total return for the period, roughly in keeping with the 2.88% average return of similar funds as tracked by Lipper Analytical Services, Inc. In addition, the Fund posted a 30-day net annualized SEC yield of 4.34% as of June 30, equivalent to fully taxable yields of 6.78% and 7.19%, respectively, for investors in the 36% and 39.6% federal tax brackets. The Fund's total return was based on a $0.01 increase in its net asset value to $12.79, plus income distributions of $0.32 per share. For the 12-month period ended June 30, the Fund's total return was 10.62%.

Scudder High Yield Tax Free Fund continues to display competitive long-term performance: As shown in the accompanying chart, the Fund's average annual total returns place it in the top 20% of its peer group for one-, three-, and ten-year periods. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                             Portfolio Reallocations
                                   Boost Bonds

During the first and second quarters of 1998, U.S. equity markets continued their winning ways, despite additional bad economic news from Asia during the second quarter. Bonds actually benefited from news of Asia's troubles (and outperformed equities during the second quarter), as income investors came to believe that the Federal Reserve would not raise interest rates any time soon, despite the Fed's well-publicized current bias towards tightening credit. In turn, mutual fund investors began to allocate a larger portion of their portfolios to fixed income, pushing bond prices up further. Long-term Treasuries were the most obvious benefactor of this renewed interest, as 30-year Treasury yields declined to 5.63%, the lowest yield for this class of Treasury security since the U.S. government began auctioning these bonds in 1972.

THE PRINTED DOCUMENT CONTAINS A TABLE HERE

 Competitive Long-Term Returns
 (Average annual returns for periods ended June 30, 1998)
 --------------------------------------------------------
            Scudder
             High      Lipper        Number
           Yield Tax  average          of
           Free Fund   annual         Funds    Percentile
 Period     return     return  Rank  tracked    Ranking
 --------------------------------------------------------
 Six
 months       2.65%    2.88%     32 of 52      Top 62%

 1 year      10.62%    9.48%      7 of 48      Top 15%

 3 years      8.76%    7.85%      7 of 36      Top 19%

 5 years      6.67%    6.46%     10 of 22      Top 45%

10 years      8.89%    7.89%      2 of 16      Top 13%


Past performance does not guarantee future results.


                      6 - Scudder High Yield Tax Free Fund

As is often the case, municipal bonds lagged behind U.S. Treasuries in terms of yield declines and price increases. Though this lag -- when it occurs -- can offer a benefit when yields are rising and fixed-income markets are volatile, municipal bonds registered more modest gains compared with Treasuries during the first six months of 1998. Over the period, 10-year Treasury bond yields declined one-third of a percentage point and their prices rose 2.4%, while 10-year municipal bond yields and prices were unchanged.

Part of the municipal market's slower reaction to favorable economic conditions for bonds compared with Treasuries can be attributed to the complexity of pricing the wide range of municipal bonds available in the marketplace, but supply issues played the most significant role: While Treasury supply has contracted recently, thanks to the shrinking Federal deficit, the supply of municipal bonds has grown substantially, overwhelming recent increases in demand. Municipal supply during the first six months of 1998 was $149 billion, up 54% compared with the same period in 1997.

                              Three Point Strategy

Our portfolio strategy during the first half of 1998 had three main elements, all in conjunction with Scudder High Yield Tax Free Fund's primary goals of generating high federally tax-free income while posting competitive total return. First, because we feel that the difference in yield between higher and lower quality municipal bonds is not large enough at present to justify taking on additional credit risk, we de-emphasized lower quality bonds and purchased additional higher quality bonds during the period. As of June 30, 1998, AAA and BBB bonds represented 29% and 27% of portfolio assets, respectively, compared with 16% and 47% as of June 30, 1997. Second, because longer-intermediate municipal bonds offered more attractive yields, the Fund shifted out of some 8- to 10-year bonds into 15-year bonds. Third, the Fund continued its strong emphasis on call protection. (Generally a bond is called by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the Fund than would exist if the portfolio held a significant proportion of bonds that could be called before their stated maturities.

In addition, we continued to take a cautious stance on the market, maintaining a neutral average portfolio duration similar to that of the Lehman Brothers Municipal Bond Index. As of June 30, the Fund's average duration was 7.4 years. (Duration gives relative weight to both interest and principal payments and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

Diversification also remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of June 30, 1998, the Fund held securities issued in 31 states plus the District of Columbia and the Virgin Islands.


                      7 - Scudder High Yield Tax Free Fund

                           Cautious Optimism on Bonds

It is difficult to predict whether the Federal Reserve will choose to raise short-term interest rates in the near future to prevent a resurgence of inflation, but we do believe Asia's economic woes by themselves will restrain U.S. economic growth for the remainder of 1998 and into 1999. Because the difference or "spread" between the short- and long-term interest rates of Treasury securities is unusually narrow at present, it's difficult to predict continued significant declines in Treasury rates for the remainder of the year. But as we've mentioned, municipal bonds have lagged Treasuries of late, and we believe longer-maturity municipals have the potential to post gains if the U.S. economy slows.

In conjunction with the Fund's objective to pursue high current income and attractive total return, the Fund will seek to purchase selected 15-year noncallable bonds over the coming months. And as always, rather than attempting to predict short-term market movements, we will continue to search for the best value when making investment decisions.

Sincerely,
Your Portfolio Management Team

/s/Philip G. Condon           /s/Rebecca L. Wilson

Philip G. Condon              Rebecca L. Wilson



                      8 - Scudder High Yield Tax Free Fund

                          Glossary of Investment Terms

 BOND An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

 GENERAL OBLIGATION BOND          A municipal bond backed by the "full faith
                                  and credit" (including the taxing and further borrowing power) of the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

 NET ASSET VALUE (NAV)            The price per share of a mutual fund based on
                                  the sum of the market value of all the
                                  securities owned by the fund divided by the number of outstanding shares.

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 30-DAY SEC YIELD                 The standard yield reference for bond funds,
                                  based on a formula prescribed by the SEC.
                                  This annualized yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

                      9 - Scudder High Yield Tax Free Fund

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 0.8%
------------------------------------------------------------------------------------------------------------------------------
Kansas

Burlington, KS, Environmental Improvement Revenue, Kansas City Power & Light,                                      -----------
  Periodic Auction Reset, 3.9%, 12/1/2023 (Cost $3,000,000)* ...................  3,000,000          A               3,000,000
                                                                                                                   -----------
Long-Term Municipal Investments 99.2%
------------------------------------------------------------------------------------------------------------------------------
Alaska

North Slope Borough, AK, General Obligation, Capital Appreciation, Series B,
  Zero Coupon, 6/30/2005 (b) ...................................................  7,600,000          AAA             5,554,384

Arizona

Maricopa County, AZ, Industrial Development Revenue, Resource Recovery, Private
  Placement, 9.25%, 5/1/2015 ...................................................  3,820,000          NR              3,835,356
McDowell Mountain Ranch, AZ, Communities Facilities District, 8.25%, 7/15/2019..  3,000,000          NR              3,279,060

California

California Community Development Authority, Apartment Development Revenue,
  Series 1998, 5.25%, 5/15/2025 ................................................  3,750,000          BBB             3,768,225
California Pollution Control Financing Authority, Solid Waste Disposal Revenue,
  Canadian Fibre of Riverside PJ, Series 1997A, 9%, 7/1/2019 ...................  6,000,000          SKI             6,279,360
Foothill Eastern Transportation Corridor Agency, CA, Toll Road Revenue, Senior
  Lien:
  Series A, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2014 ...................  2,875,000          BBB             2,278,639
  Series A, Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2010 ..................  7,000,000          BBB             5,534,970
  Series A, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2011 ...................  4,415,000          BBB             3,528,733
  Series A, Step-up Coupon, 0% to 1/1/2005, 7.1% to 1/1/2012 ...................  6,000,000          BBB             4,771,140
Long Beach California Harbor Revenue, AMT, Series 1998 A, 6%, 5/15/2009 (b) ....  2,770,000          AAA             3,081,182
Long Beach, CA, Aquarium of the Pacific Project, 6.1%, 7/1/2010 ................  4,500,000          BBB             4,794,885
Los Angeles County, CA, Certificate of Participation, Marina Del Ray, Series A,
  6.25%, 7/1/2003 ..............................................................  5,500,000          NR              5,796,010
Millbrae California Residential Facilities Revenue, Magnolia of Millbrae
  Project, Series 1997A, 7.375%, 9/1/2027 ......................................  1,000,000          NR              1,036,880
Sacramento, CA, Cogeneration Project Revenue, Proctor & Gamble Project,
  6.5%, 7/1/2014 ...............................................................  2,500,000          BBB             2,748,425
San Francisco, CA, City and County Redevelopment Agency Residential Facility,
  Coventry Park Project, Series 1996A, 8.5%, 12/1/2026 .........................  2,000,000          NR              2,244,960
San Joaquin Hills, CA, Transportation Corridor Agency, Orange County, Senior
  Lien Toll Road Revenue:
   Step-up Coupon, 0% to 1/1/2002, 7.6% to 1/1/2011 ............................  5,000,000          AAA             5,036,350

    The accompanying notes are an integral part of the financial statements.


                      10 - Scudder High Yield Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
   Step-up Coupon,  0% to 1/1/2002, 7.65% to 1/1/2012 .......................... 15,000,000          AAA            15,142,500
   Step-up Coupon,  0% to 1/1/2002, 7.65% to 1/1/2013 ..........................  4,000,000          AAA             4,038,000

Colorado

Denver, CO, Airport System Revenue:
  Series 1991 D, 7.75%, 11/15/2013 .............................................  9,775,000          BBB            12,259,121
  Series A, Zero Coupon, 11/15/2001 ............................................  5,120,000          BBB             4,369,818
  Series A, Zero Coupon, 11/15/2003 ............................................  3,050,000          BBB             2,345,084
  Series A, Zero Coupon, 11/15/2004 ............................................  3,130,000          BBB             2,277,545
  Series A, Zero Coupon, 11/15/2005 ............................................  1,855,000          BBB             1,274,923
Denver, CO, Urban Renewal Authority, Tax Increment Revenue,
  Pavilions-Convention, Series 1989, 7.75%, 9/1/2016 ...........................  2,500,000          NR              2,782,300

Connecticut

Connecticut Development Authority, Mystic Marinelife Aquarium Project Revenue,
  6.875%, 12/1/2017 ............................................................  1,000,000          NR              1,070,840
Connecticut State Health Finance Authority, Edgehill, Series 1997 A, 6.875%,
  7/1/2017 .....................................................................  3,000,000          NR              3,232,530
Mashantucket Western Pequot Tribe, CT:
  Special Revenue, Unrefunded, Series A, 6.4%, 9/1/2011 ........................  1,490,000          AAA             1,714,215
  Special Revenue, Unrefunded, Series B, 6.4%, 9/1/2011 ........................  1,510,000          BBB             1,655,443
  Special Revenue Subordinate 144A, Series 1997 B, 5.7%, 9/1/2012 ..............  1,000,000          BBB             1,037,580

District Of Columbia

District of Columbia, Water & Sewer Authority, Public Utilities Revenue, 6%,
  10/1/2014 (b) ................................................................  8,445,000          AAA             9,446,577
District of Columbia, Certificate of Participation, 7.3%, 1/1/2013 .............  4,650,000          BB              5,068,268
District of Columbia, General Obligation, Series A, 5.875%, 6/1/2005 (b) .......  4,300,000          AAA             4,650,665
District of Columbia, Hospital Refunding Revenue, Metlantic Washington Hospital
  Center, 1992 Series A, 7.125%, 8/15/2019 .....................................  3,000,000          AAA             3,373,440

Florida

Bayside, FL, Community Development District, Capital Improvement Revenue, 6.3%,
  5/1/2018 .....................................................................    980,000          NR                983,136
Broward County, FL, Housing Finance Authority, Single Family Mortgage Revenue,
  Zero Coupon, 4/1/2014 ........................................................  2,855,000          AA                592,984
Indian Trace, FL, Community Development Authority, Special Assessment District
  Bonds, 6.875%, 4/1/2010 ......................................................  2,270,000          NR              2,381,934
Indian Trace, FL, Special Tax Revenue, Water Management, Series 1995 B, 8.25%,
  5/1/2005 .....................................................................  1,910,000          NR              2,103,254

    The accompanying notes are an integral part of the financial statements.


                      11 - Scudder High Yield Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Georgia

Athens-Clarke County, GA, First Lien, Wesley Woods, Series 97, 6.35%,
  10/1/2017 ....................................................................  1,575,000          NR              1,618,801
Coweta County, GA, Residential, Care Facilities for the Elderly, 1st Lien,
  Wesley Woods, Series 1996A, 8.25%, 10/1/2026 .................................  1,000,000          NR              1,165,470
Fulton County, GA, Development Authority Special Facilities Revenue, Delta
  Airlines Project, 5.3%, 5/1/2013 .............................................  1,000,000          BBB               997,480
Fulton County, GA, School District, General Obligation, Series 1998, 5.375%,
  1/1/2017 (e) .................................................................  1,500,000          AA              1,578,540
Municipal Electric Authority of Georgia, Power Revenue, Series Z, 5.5%,
  1/1/2012 .....................................................................  1,375,000          A               1,453,004
Rockdale County, GA, Development Authority, Solid Waste Disposal Revenue,
  Visy Paper Inc. Project, Series 1993, 7.4%, 1/1/2016 .........................  4,750,000          NR              5,154,795

Illinois

Chicago-O'Hare International Airport, IL, Special Facilities Revenue, American
  Airlines, Project A, Series 1990, 7.875%, 11/1/2025 ..........................  1,000,000          BBB             1,086,850
Hoffman Estates, IL, Tax Incremental Revenue, Junior Lien, Series 1991,
  Zero Coupon, 5/15/2006 .......................................................  4,000,000          A               2,774,440
Illinois Health Facilities Authority Revenue:
  The Carle Foundation, Series A, 5%, 7/1/2011 (b) .............................  1,410,000          AAA             1,411,255
  Methodist Medical Center, 5.5%, 11/15/2013 (b) ...............................  3,165,000          AAA             3,286,916
  Refunding, Memorial Health System, Series 1997, 5%, 10/1/2008 (b) ............  1,325,000          AAA             1,412,583
Winnebago County, IL, School District #122, 6.45%, 6/1/2008 (b) ................  1,500,000          AAA             1,735,800

Indiana

Fishers, IN, Economic Development Revenue, First Mortgage/United Student Aid
  Inc. Project, Series 1989, 8.25%, 9/1/2009 ...................................  2,000,000          NR              2,048,420
Indiana Municipal Power Agency, Power Supply System Refunding Revenue,
  Series 1983 B, 5.875%, 1/1/2009 (b) ..........................................  2,300,000          AAA             2,554,242
Indianapolis, IN, Economic Development, Refunding and Improvement Revenue,
  Robin Run Village Project, Series 1992, 7.625%, 10/1/2022 ....................  1,500,000          BBB             1,667,520

Iowa

Dubuque County, IA, Private College Facilities Revenue, Clarke College Project,
  Series 1998, 5.375%, 9/1/2018 ................................................  1,000,000          BBB               982,410

Maine

Maine Finance Authority, Huntington Common, Series 1997 A, 7.5%, 9/1/2027 ......  1,000,000          NR              1,037,380

Maryland

Prince George's County, MD, Greater Southeast Healthcare, 6.2%, 1/1/2008 .......  1,000,000          BBB             1,005,510

    The accompanying notes are an integral part of the financial statements.


                      12 - Scudder High Yield Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Massachusetts

Boston, MA, Industrial Development Authority, Springhouse Project, 9.25%,
  7/1/2025 .....................................................................  1,350,000          AAA             1,685,894
Lowell, MA, General Obligation, 8.3%, 2/15/2005 ................................    365,000          BBB               407,143
Massachusetts Health & Educational Facilities Authority, Cooley Dickson
  Hospital Inc., 7.125%, 11/15/2018 ............................................  1,850,000          AAA             2,068,115
Massachusetts Industrial Finance Agency:
  Edgewood Retirement Community, Series A, 9%, 11/15/2025 ......................  1,000,000          NR              1,230,850
  Solid Waste Disposal, Peabody Monofil Project, 9%, 9/1/2005 ..................  2,515,000          NR              2,764,664
Massachusetts State Grant Anticipation Revenue Note, Series A, 5.25%,
  12/15/2012 ...................................................................  2,550,000          AA              2,674,032

Michigan

Detroit, MI, Downtown Development Authority, Tax Increment:
  Series 1996, Zero Coupon, 7/1/2011 ...........................................  3,150,000          A               1,583,474
  Series 1996, Zero Coupon, 7/1/2012 ...........................................  3,150,000          A               1,491,714
Michigan State Hospital Finance Authority Revenue:
  Sinai Hospital, Series 1995, 6.625%, 1/1/2016 ................................  2,990,000          BBB             3,318,242
  Genesys Health System, Series 1995, 7.5%, 10/1/2027 ..........................  2,000,000          AAA             2,389,460

Mississippi

Mississippi Development Bank Special Obligation, Diamond Lakes Utilities,
  Series 1997 A, 6.25%, 12/1/2017 ..............................................  2,000,000          NR              2,054,100

Nevada

Nevada State Housing Division, Single Family Mortgage Revenue, Series R, 5.95%,
  10/1/2011 ....................................................................  1,490,000          AA              1,557,989

New Hampshire

New Hampshire Higher Education & Health Facilities Authority Revenue:
  Monadnok Community Hospital, Series 1990, 9.125%, 10/1/2020 ..................  1,415,000          NR              1,594,026
  New Hampshire Catholic Charity:
   8.4%, 8/1/2011 ..............................................................    600,000          AAA               689,736
   Series 1997, 5.8%, 8/1/2022 .................................................  2,760,000          BBB             2,824,446
  Rivermead at Peterborough:
   5.5%, 7/1/2013 ..............................................................  2,635,000          NR              2,603,222
   5.625%, 7/1/2018 ............................................................    500,000          NR                495,560
  Riverwoods at Exeter, Series A:
   6.375%, 3/1/2013 ............................................................    725,000          A                 769,008
   6.5%, 3/1/2023 ..............................................................  1,000,000          A               1,064,840

    The accompanying notes are an integral part of the financial statements.


                      13 - Scudder High Yield Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
  St. Joseph's Hospital:
   7.5%, 1/1/2007 ..............................................................  1,490,000          A               1,615,428
   7.5%, 1/1/2016 ..............................................................  2,600,000          A               2,808,598

New Jersey

New Jersey Economic Development Authority, Methodist Homes, 7.5%, 7/1/2025 .....  1,000,000          NR              1,115,310

New York

City of Glen Cove, Housing Authority, Senior Living Facility, The Mayfair at
  Glen Cove, Series 1996, 8.25%, 10/1/2026 .....................................  1,500,000          SKI             1,678,065
Islip New York Community Development Agency, New York Institute of Technology,
  Series 1996, 7.5%, 3/1/2026 ..................................................  2,500,000          SKI             2,775,625
Long Island Power Authority, Electric Systems Revenue:
  Series A, 5.5%, 12/1/2013 (b) ................................................  4,000,000          AAA             4,302,440
  Series 1998A, 5%, 12/1/2018 (b) ..............................................  2,000,000          AAA             1,957,340
Metropolitan Transportation Authority of New York, Transit Facilities Revenue:
  7%, 7/1/2009 .................................................................  1,000,000          AAA             1,100,350
  Service Contract, Series O, 5.75%, 7/1/2013 ..................................  2,750,000          BBB             2,947,808
New York City, NY, General Obligation:
  Series 1996 A, 7%, 8/1/2007 ..................................................  5,000,000          A               5,810,100
  Series B, 6.1%, 8/15/2005 ....................................................  3,500,000          A               3,822,315
New York City, NY, Industrial Development Agency, Visy Paper Inc. Project,
  Series 1995, 7.95%, 1/1/2028 .................................................  1,000,000          SKI             1,165,640
New York State Dormitory Authority Revenue Bonds, Mental Health Services
  Facilities Improvement:
   6.5%, 2/15/2010 .............................................................  1,500,000          A               1,710,675
   6.5%, 2/15/2011 .............................................................  1,000,000          A               1,145,170
   6%, 8/15/2012 ...............................................................  2,500,000          A               2,753,600
   6%, 8/15/2016 ...............................................................  6,000,000          A               6,716,940

Ohio

Hamilton County, OH, Health System Revenue, Franciscan Sisters of the Poor
  Health System, Providence Hospital, Series 1992, 6.8%, 7/1/2008 ..............  5,485,000          BBB             5,918,809
Lorain County, OH, Health Care Facilities Revenue, Kendal at Oberlin, Series A,
  5.375%, 2/1/2012 .............................................................  2,075,000          BBB             2,092,409

Oregon

Chemeketa, OR, Community College District, General Obligation, Series 1998:
  5.5%, 6/1/2014 (b) ...........................................................  2,385,000          AAA             2,555,480
  5.5%, 6/1/2015 (b) ...........................................................  2,600,000          AAA             2,777,892

    The accompanying notes are an integral part of the financial statements.


                      14 - Scudder High Yield Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Pennsylvania

Delaware County, PA, Authority Revenue, White Horse Village:
  CCRC, Series 1996 A, 7.5%, 7/1/2018 ..........................................  2,000,000          NR              2,195,940
  Series A, 6.7%, 7/1/2007 .....................................................  1,000,000          NR              1,052,690
Delaware County, PA, Industrial Development Authority Revenue, Resource Recovery
  Facilities, Series A, 6%, 1/1/2009 ...........................................  2,000,000          A               2,160,180
Montgomery County, PA, Redevelopment Authority, Multi-Family Housing Revenue
  Refunding, KBF Associates, LP Project, 6.375%, 7/1/2012 ......................  5,500,000          BBB             5,724,785
Pennsylvania Higher Education Authority, Medical College of Pennsylvania,
  Series B, 7.25%, 3/1/2005 ....................................................  1,000,000          AAA             1,098,360
Philadelphia, PA, Authority for Industrial Development:
  Commercial Development Revenues, Doubletree, Series 1997A, 6.5%, 10/1/2027 ...  1,500,000          SKI             1,616,580
  Health Care Facilities Revenue, Baptist Home of Philadelphia, Series A, 5.5%,
     11/15/2018 ................................................................  2,250,000          SKI             2,206,643
Philadelphia, PA, Hospital and Higher Education Facilities Authority, Hospital
  Revenue, Albert Einstein Medical Center, 7.625%, 4/1/2011 ....................  2,500,000          A               2,605,575

South Carolina

Piedmont Municipal Power Agency, South Carolina Electrical Revenue Refunding,
  Series 1998A, 5.5%, 1/1/2013 (b) .............................................  2,900,000          AAA             3,104,073
South Carolina Jobs-Economic Development Authority, Hospital Facilities Revenue,
  South Carolina Baptist Hospital, 5.3%, 8/1/2009 (b) ..........................  8,000,000          AAA             8,425,600

South Dakota

South Dakota Health Facilities, 7.25%, 4/1/2022 ................................    680,000          BBB               777,716
South Dakota Housing Development Authority, Home Ownership Mortgage,
  Series A, 6.4%, 5/1/2012 .....................................................  3,500,000          AAA             3,694,040
South Dakota State Health and Education Authority Revenue, Prairie Lakes:
  Prerefunded, 7.125%, 4/1/2010 (d) ............................................    680,000          AAA               774,092
  Unrefunded Balance, 7.25%, 4/1/2022 ..........................................    320,000          BBB               361,280
  Unrefunded Balance, 7.125%, 4/1/2010 .........................................    320,000          AAA               351,904

Texas

Amarillo, TX, Health Facilities Corporation, St. Anthony's Baptist Hospital
  Corp., 5.25%, 1/1/2013 (b) ...................................................  2,645,000          AAA             2,799,883
Bexar County, TX, Housing Finance Corporation, Series A, Subject to AMT,
  GNMA Collateralized Mortgage, 8.2%, 4/1/2022 .................................    878,000          AAA               918,010
Dallas-Fort Worth, TX, International Airport, American Airlines Inc.:
  7.5%, 11/1/2025 ..............................................................  1,910,000          BBB             2,060,222
  7.25%, 11/1/2030 (f) .........................................................  5,000,000          BBB             5,551,200

    The accompanying notes are an integral part of the financial statements.


                      15 - Scudder High Yield Tax Free Fund

                                                                                   Principal        Credit           Market
                                                                                  Amount ($)       Rating(c)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Hidalgo County, TX, Health Services, Mission Hospital, Series 1996, 6.75%,
  8/15/2016 ....................................................................  2,500,000          BBB             2,744,025
Midland County, TX, Hospital District, Midland Memorial Hospital, 7.5%,
  6/1/2016 .....................................................................  1,500,000          AAA             1,689,840

Utah

Salt Lake City, UT, Hospital Revenue, Intermountain Healthcare Systems, 6.65%,
  2/15/2012 ....................................................................  2,000,000          AA              2,242,060

Vermont

Vermont Housing Finance Agency, Multi-Family Housing Revenue, Northgate
  Housing Project, 8.25%, 6/15/2020 ............................................  1,020,000          NR              1,067,012

Virgin Islands

Virgin Islands Public Finance Authority:
  General Obligation, Matching Fund Loan Notes, Series A, 7.25%, 10/1/2018 .....  6,500,000          SKI             7,403,175
  Senior Lien, Loan Notes, Series 1998 C, 5.5%, 10/1/2008 ......................  1,500,000          BBB             1,569,270

Virginia

Pittsylvania County, VA, Industrial Development Authority, Multitrade of
  Pittsylvania County, L.P. Project:
   7.45%, 1/1/2009 .............................................................  1,500,000          NR              1,659,375
   7.5%, 1/1/2014 ..............................................................  3,500,000          NR              3,875,235
Virginia College Building Authority, Educational Facilities Revenue, Marymount
  University Project, 7%, 7/1/2022 .............................................  1,200,000          BBB             1,302,144

Washington

Washington Public Power Supply System:
  Nuclear Project #2:
   5.4%, 7/1/2012 ..............................................................  3,250,000          AA              3,369,698
   Series 1996A, 6%, 7/1/2008 (b) ..............................................  3,000,000          AAA             3,328,620
   Nuclear Project #2, Inverse Floater, 6.32%, 7/1/2012** ......................  3,000,000          AA              3,176,250
   Nuclear Project #2, Series B, 6.3%, 7/1/2012 ................................ 10,000,000          AA             11,341,200
   Nuclear Project #3, Series B, 7.125%, 7/1/2016 ..............................  2,500,000          AA              3,078,250
   Nuclear Project #3, Series 1993 B, 5.65%, 7/1/2008 (b) ......................  3,640,000          AA              3,931,564

Wisconsin

Wisconsin State Health & Educational Facilities Authority, National Regency of
  New Berlin Project, Series 1995, 8%, 8/15/2025 ...............................  1,485,000          NR              1,685,327
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $334,166,314)                                                          369,318,459
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $337,166,314) (a)                                                       372,318,459
------------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      16 - Scudder High Yield Tax Free Fund

--------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $337,166,314. At June 30, 1998, net unrealized appreciation for all securities based on tax cost was $35,152,145. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $35,229,761 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $77,616.

  (b) Bond is insured by one of these companies: AMBAC, BIG, Capital Guaranty, FGIC, FSA or MBIA.

  (c) All of the securities held have been determined by the Adviser to be of the appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments (SKI) and unrated securities (NR) have been determined by the Adviser to be of comparable quality to rated securities.

  (d) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

  (e) When-issued or forward delivery securities (See Note A in Notes to Financial Statements).

  (f) At June 30, 1998, these securities, in part or in whole, have been segregated to cover when-issued or forward delivery securities.

    * Auction rate securities carry a short-term coupon that is reset on a periodic basis, usually every 35 days. The reset occurs through a marketplace auction process where all bidders receive the highest yield necessary to sell all the securities. For maturity purposes the securities are said to have the same maturity as the time remaining to the next auction.

   ** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of June 30, 1998.

    The accompanying notes are an integral part of the financial statements.


                      17 - Scudder High Yield Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities

                            June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (identified cost $337,166,314) ..............       $ 372,318,459
                 Cash ...............................................................             638,604
                 Receivable for investments sold ....................................              85,410
                 Receivable for Fund shares sold ....................................             418,743
                 Interest receivable ................................................           6,116,170
                 Other assets .......................................................               3,752
                                                                                           ----------------
                 Total assets .......................................................         379,581,138
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for when-issued and forward delivery securities ............           1,594,295
                 Dividends payable ..................................................             524,698
                 Payable for Fund shares redeemed ...................................              47,893
                 Accrued management fee .............................................             190,054
                 Other payables and accrued expenses ................................              76,209
                                                                                           ----------------
                 Total liabilities ..................................................           2,433,149
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 377,147,989
                -------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Net unrealized appreciation (depreciation) on investments ..........          35,152,145
                 Accumulated net realized loss ......................................          (7,191,103)
                 Paid-in capital ....................................................         349,186,947
                -------------------------------------------------------------------------------------------
                 Net assets, at market value                                                $ 377,147,989
                -------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                   ($377,147,989 / 29,494,342 outstanding shares of beneficial
                   interest, $.01 par value, unlimited number of shares                    ----------------
                   authorized) ......................................................              $12.79
                                                                                           ----------------

    The accompanying notes are an integral part of the financial statements.


                      18 - Scudder High Yield Tax Free Fund

                             Statement of Operations

                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Interest ...........................................................       $  10,662,979
                                                                                           ----------------
                 Expenses:
                 Management fee .....................................................           1,144,024
                 Services to shareholders ...........................................             236,016
                 Custodian and accounting fees ......................................              59,233
                 Trustees' fees and expenses ........................................              19,708
                 Reports to shareholders ............................................              24,597
                 Legal ..............................................................               4,464
                 Auditing ...........................................................              20,352
                 Registration fees ..................................................              17,162
                 Other ..............................................................               8,928
                                                                                           ----------------
                                                                                                1,534,484
                -------------------------------------------------------------------------------------------
                 Net investment income                                                          9,128,495
                -------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss) from investments ..........................            (268,578)
                 Net unrealized appreciation (depreciation) during the period on
                   investments ......................................................             304,953
                -------------------------------------------------------------------------------------------
                 Net gain (loss) on investment transactions                                        36,375
                -------------------------------------------------------------------------------------------
                -------------------------------------------------------------------------------------------
                 Net increase (decrease) in net assets resulting from operations            $   9,164,870
                -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                      19 - Scudder High Yield Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                           Six Months
                                                                                              Ended
                                                                                            June 30,         Year Ended
                                                                                              1998          December 31,
Increase (Decrease) in Net Assets                                                          (Unaudited)          1997
------------------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income ..........................................        $   9,128,495     $  16,662,353
                 Net realized gain (loss) from investment transactions ..........             (268,578)        1,293,696
                 Net unrealized appreciation (depreciation) on
                   investment transactions during the period ....................              304,953        17,278,728
                                                                                        ----------------  ----------------
                 Net increase (decrease) in net assets resulting from
                   operations ...................................................            9,164,870        35,234,777
                                                                                        ----------------  ----------------
                 Distributions to shareholders from net investment
                   income .......................................................           (9,128,495)      (16,662,353)
                                                                                        ----------------  ----------------
                 Fund share transactions:
                 Proceeds from shares sold ......................................           81,471,953        94,712,636
                 Net asset value of shares issued to shareholders in
                   reinvestment of distributions ................................            6,037,078        10,767,421
                 Cost of shares redeemed ........................................          (47,088,151)      (80,462,768)
                                                                                        ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                   transactions .................................................           40,420,880        25,017,289
                                                                                        ----------------  ----------------
                 Increase (decrease) in net assets ..............................           40,457,255        43,589,713
                 Net assets at beginning of period ..............................          336,690,734       293,101,021
                                                                                        ----------------  ----------------
                 Net assets at end of period ....................................        $ 377,147,989     $ 336,690,734
                                                                                        ----------------  ----------------
Other Information
------------------------------------------------------------------------------------------------------------------------------------
                 Increase (decrease) in Fund shares
                 Shares outstanding at beginning of period ......................           26,338,299        24,338,716
                                                                                        ----------------  ----------------
                 Shares sold ....................................................            6,367,095         7,700,257
                 Shares issued to shareholders in reinvestment of
                   distributions ................................................              472,353           874,481
                 Shares redeemed ................................................           (3,683,405)       (6,575,155)
                                                                                        ----------------  ----------------
                 Net increase (decrease) in Fund shares .........................            3,156,043         1,999,583
                                                                                        ----------------  ----------------
                 Shares outstanding at end of period ............................           29,494,342        26,338,299
                                                                                        ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                      20 - Scudder High Yield Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                       Six Months
                                                     Ended June 30,
                                                         1998                      Years Ended December 31,
                                                      (Unaudited)      1997        1996        1995        1994         1993
---------------------------------------------------------------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------------
Net asset value, beginning of period .............     $ 12.78       $ 12.04     $ 12.19     $ 10.86     $ 12.55      $ 11.90
                                                     ----------------------------------------------------------------------------
Income from investment operations:
Net investment income ............................         .32           .67         .66         .68         .70          .67
Net realized and unrealized gain (loss) on
  investment transactions ........................         .01           .74        (.15)       1.37       (1.73)         .93
                                                     ----------------------------------------------------------------------------
Total from investment operations .................         .33          1.41         .51        2.05       (1.03)        1.60
                                                     ----------------------------------------------------------------------------
Less distributions:
From net investment income .......................        (.32)         (.67)       (.66)       (.72)       (.66)        (.67)
From net realized gains on investment
  transactions ...................................          --            --          --          --          --         (.21)
In excess of net realized gains ..................          --            --          --          --          --         (.07)
                                                     ----------------------------------------------------------------------------
Total distributions ..............................        (.32)         (.67)       (.66)       (.72)       (.66)        (.95)
                                                     ----------------------------------------------------------------------------
                                                     ----------------------------------------------------------------------------
Net asset value, end of period ...................     $ 12.79       $ 12.78     $ 12.04     $ 12.19     $ 10.86      $ 12.55
                                                     ----------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) .................................        2.65**       12.04        4.43(a)    19.28(a)    (8.38)(a)    13.85(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) ...........         377           337         293         304         260          317
Ratio of operating expenses, net to average
  daily net assets (%) ...........................         .86*          .90         .91         .80         .80          .92
Ratio of operating expenses before expense
  reductions, to average daily net assets (%) ....         .86*          .90         .95         .94         .97          .98
Ratio of net investment income to average net
  assets (%) .....................................        5.12*         5.43        5.59        5.77        6.01         5.38
Portfolio turnover rate (%) ......................        18.8*         33.2        21.9        27.3        34.3         56.4

*   Annualized
**  Not annualized
(a) Total return would have been lower had certain expenses not been reduced.


                     21 - Scudder High Yield Tax Free Fund

                    Notes to Financial Statements (Unaudited)


                       A. Significant Accounting Policies

Scudder High Yield Tax Free Fund (the "Fund") is organized as a diversified series of Scudder Municipal Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities other than short-term investments with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

When-issued and Forward Delivery Securities. The Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later time. At the time the Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. At the time of settlement, the market value of the security may be more or less than the purchase price. The Fund will establish a segregated account in which it will maintain cash and liquid debt securities equal in value to commitments for when-issued or forward delivery securities.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

At December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $5,050,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2004 the expiration date, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on the ex-dividend date.


                      22 - Scudder High Yield Tax Free Fund

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade-date basis. Interest income is accrued pro rata to the earlier of call or maturity

                      B. Purchases and Sales of Securities

During the six months ended June 30, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $70,705,754 and $32,681,515, respectively.

                               C. Related Parties

Under the Investment Management Agreement ("Management Agreement") between the Fund and Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of approximately 0.65% on the first $300,000,000 of the Fund's average daily net assets and 0.60% of such net assets in excess of $300,000,000, computed and accrued daily and payable monthly. For the six months ended June 30, 1998, the fee pursuant to this agreement amounted to $1,144,024, which was equivalent to an annual effective rate of 0.64% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Included in services to shareholders is $152,972 charged to the Fund by SSC during the year ended June 30, 1998, of which $26,000 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $33,237, of which $5,892 is unpaid at June 30, 1998.

The Trust pays each Trustee not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $19,708.



                      23 - Scudder High Yield Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University,

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary


                        *Scudder Kemper Investments, Inc.



                     24 - Scudder High Yield Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                      25 - Scudder High Yield Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                      26 - Scudder High Yield Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                      27 - Scudder High Yield Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the United States.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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